Exhibit 10.55
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 21
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of December 15, 2023, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-21);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 MAX aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	Manufacturer Serial Number	***	***
1.	***	***	***
2.	***	***	***
3.	***	***	***
UAL-PA-03776         SA-21, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 21 to
Purchase Agreement No. 03776
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft including deletion of Table 1C since the *** quantity of 737-*** configuration is no longer applicable (due to the *** below):

	Manufacturer Serial Number	***	***
1.	***	***	***
2.	***	***	***
3.	***	***	***
4.	***	***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement regarding the following matters without duplication of any consideration being provided to Customer to:
(i)*** the estimate of *** features included in the *** configuration of 737-*** Aircraft;
(ii)*** certain open configuration matters for the Aircraft;
(iii)Conform the Purchase Agreement to incorporate the Aircraft *** above including the *** considerations associated with such ***; and
(iv)*** certain of the terms of the *** in respect of possible 737-10 Aircraft ***.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-21”).
2.Tables and Exhibit.
2.1.Table 1.1 entitled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1.1 (identified by “SA-21”) to reflect *** additional 737-*** as a result of *** from (i)  *** 737-*** Aircraft in a *** configuration and (ii) *** 737-*** Aircraft in a *** configuration.
UAL-PA-03776        SA-21, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 21 to
Purchase Agreement No. 03776
2.2.Table 1A entitled “737-10 *** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1A (identified by “SA-21”) to reflect the *** in the quantity of 737-*** Aircraft due to *** into *** 737-*** Aircraft.
2.3.Table 1B entitled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1B (identified by “SA-21”) to reflect the *** in the quantity of 737-*** Aircraft due to substitution into *** 737-*** Aircraft.
2.4.Exhibit A-5 entitled “737-*** Aircraft Configuration” is deleted in its entirety and replaced with the attached similarly titled Exhibit A-5 (identified by “SA-21”) to reflect the updated estimate of the *** features of 737-*** Aircraft in a *** configuration.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-03776-LA-1207650R6 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1207650R7 titled “Special Matters” to incorporate *** consideration applicable to the *** 737-*** Aircraft.
3.2.Letter Agreement No. UAL-PA-3776-LA-2103288 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-3776-LA-2103288R1 titled “***” to revise certain terms therein.
4.Miscellaneous.
Boeing and Customer agree to work together to (i) consider administrative clarification revisions to the five (5) letter agreements listed in the table below; and (ii) provide equivalent rights, benefits and obligations between the parties as established under 737 purchase agreement number 4761 (MAX Purchase Agreement #2), including any subsequent modifications agreed to by the parties pursuant to Section 4.2 of supplemental agreement number 13 to MAX Purchase Agreement #2. The parties will work towards completing such discussions by February 29, 2024. If applicable, a supplemental agreement, to effect any mutually agreed revisions of the applicable letter agreements, will be prepared to amend the Purchase Agreement.
UAL-PA-03776        SA-21, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 21 to
Purchase Agreement No. 03776

	Letter Agreement	Title of Letter Agreement
1.	UAL-PA-03776-LA-1207637R4	*** Matters UAL-PA-03776-LA-1208122
2.	UAL-PA-03776-LA-1207650R7	Special Matters
3.	UAL-PA-03776-LA-1208122	***
4.	UAL-PA-03776-LA-1208869R2	Delivery *** Matters
5.	UAL-PA-3776-LA-2103288R1	***
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of the page is intentionally blank. Signature page follows.
UAL-PA-03776        SA-21, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 21 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Michael Leskinen
Signature	Signature

Irma L. Krueger	Michael Leskinen
Printed Name	Printed Name
Attorney in Fact	EVP and Chief Financial Officer
Title	Title

UAL-PA-03776        SA-21, Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-18 §4.2
Article 2.	Delivery Schedule	SA-18 §4.2
Article 3.	Price	SA-18 §4.2
Article 4.	Payment	SA-18 §4.2
Article 5.	Additional Terms	SA-18 §4.2
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-21
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-21 & SA-18 §4.1
1B.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-21 & SA-18 §4.1
Deleted since Table 1B requires these *** 737-*** Aircraft to meet *** quantity requirement prior to ***
EXHIBITS
A-1	737-9 & *** 737-9 Aircraft Configuration	SA-8
A-2	737-8 Aircraft Configuration
A-3	737-7 Aircraft Configuration
A-4	*** 737-*** Aircraft Configuration	SA-16
A-5	737-*** Aircraft Configuration	SA-21
B.	Aircraft Delivery Requirements and Responsibilities
TABLE OF CONTENTS, CONTINUED
SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features
AE2.	***/Airframe and *** Features for the 737-10 Aircraft	SA-18 §4.2
BFE1.	BFE Variables 737-9 Aircraft	SA-7
UAL-PA-03776    TABLE OF CONTENTS    SA-21, Page 1 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

BFE2.	BFE Variables 737-10 Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***	SA-18 §4.2
SLP1.	Service Life Policy Components
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R4	*** Matters	SA-16
UAL-PA-03776-LA-1207638R3	***	SA-16
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R3	Open Matters 737-*** and 737-*** Aircraft	SA-15 & SA-18 §4.2
UAL-PA-03776-LA-1207646R4	Promotional Support	SA-15
UAL-PA-03776-LA-1207647	Seller Purchased Equipment	SA-18 §4.2
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R7	Special Matters	SA-21
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R4	***	SA-18
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1208869R2	Delivery *** Matters	SA-16
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special MAX Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776    TABLE OF CONTENTS    SA-21, Page 2 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-03776-LA-1703858R1	*** for the 737-*** Aircraft	SA-18 §4.2
	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766R1	Certain Special Matters	SA-14
UAL-PA-3776-LA-2103143	Airline Operational Efficacy Matter	SA-16
UAL-PA-3776-LA-2103288R1	***	SA-21

UAL-PA-03776    TABLE OF CONTENTS    SA-21, Page 3 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020
Supplemental Agreement No. 14	June 30, 2020
Supplemental Agreement No. 15	February 26, 2021
Supplemental Agreement No. 16	June 27, 2021
Supplemental Agreement No. 17	August 12, 2021
Supplemental Agreement No. 18	September 8, 2021
Supplemental Agreement No. 19	November 30, 2021
Supplemental Agreement No. 20	June 30, 2022
Supplemental Agreement No. 21	December 15, 2023

UAL-PA-03776    TABLE OF CONTENTS    SA-21, Page 4 of 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

		Airframe Model/MTOW:					737-***	*** pounds	^			Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
		Engine Model/Thrust:				***		*** pounds	+			Airframe Price Base Year/*** Formula:			***	***
		Airframe Price:						$***				Engine Price Base Year/*** Formula:			***	***
		*** Features:						$***
		Sub-Total of Airframe and Features:						$***				Airframe *** Data:
		Engine Price (Per Aircraft):						$***				Base Year Index (ECI):			***
		Aircraft Basic Price (Excluding BFE/SPE):						$***				Base Year Index (CPI):			***
		Buyer Furnished Equipment (BFE) Estimate:						$***
		Seller Purchased Equipment (SPE) Estimate:						$***

		Deposit per Aircraft:						$***

# of Aircraft	SA-21 D	*** Delivery Date	Target Delivery Date	***	***	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery *** *	Special MAX Aircraft	*** Forecast	*** Estimate
												*** Base	***	***	***	***
												Price Per ***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***		***	***		***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***		***	***	***	***	***	***	***	***	***	***	***
	***		Total in this Table:	***	***	***
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R4 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.
Note: Serial Numbers are provided as guidance only and are subject to change.
^ - ***
+ - ***
***
** - ***

	Airframe Model/MTOW:			737-***		*** pounds	^			Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
	Engine Model/Thrust:			***		*** pounds	+			Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:					$***				Engine Price Base Year/*** Formula:			***	***
	*** Features:					$***
	Sub-Total of Airframe and Features:					$***				Airframe *** Data:
	Engine Price (Per Aircraft):					$***				Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):					$***				Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:					$***
	Seller Purchased Equipment (SPE) Estimate:					$***

	Deposit per Aircraft:					$***

# of Aircraft	*** Delivery Date	Target Delivery Date	Number of Aircraft	*** Factor (Airframe)	***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	Special MAX Aircraft	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
										*** Base	***	***	***	***
										Price Per ***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
	Total:		***		***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643R4 entitled "Open Matters 737-*** and 737-*** Aircraft", including successors thereof.

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.
^ - ***
+ - ***
***

Airframe Model/MTOW:			737-***		*** pounds	^			Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:			***		*** pounds	+			Airframe Price Base Year/*** Formula:			***	***
Airframe Price:					$***				Engine Price Base Year/*** Formula:			***	***
*** Features:					$***
Sub-Total of Airframe and Features:					$***				Airframe *** Data:
Engine Price (Per Aircraft):					$***				Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):					$***				Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:					$***
Seller Purchased Equipment (SPE) Estimate:					$***

Deposit per Aircraft:					$***

# of Aircraft	Target Delivery Date	Number of Aircraft	***	***	Manufacturer Serial Number	Actual or Nominal Delivery *** *	Special MAX Aircraft	*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
			Factor						*** Base	***	***	***	***
			(Airframe)						Price Per ***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***

***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***		***			***

Note: Serial Numbers above are provided as guidance only and are subject to change until delivery.
^ - ***
+ - ***
***

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A-5 to Purchase Agreement Number 03776

for 737-*** Aircraft with *** Seats

UAL-PA-03776-EXA    SA-21
737-*** Aircraft with *** Seats    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-*** AIRCRAFT

with *** Seats

The Detail Specification is Boeing document number *** dated May ***. The estimate for *** features was estimated using Customer’s guidance as seen in Attachment 1 to this Exhibit A. Such Attachment 1 estimate of *** features comprises Customer’s Initial Configuration which is *** pursuant to the provisions of Letter Agreement UAL-PA-03776-LA-1207643R4 entitled “Open Matters 737-*** Aircraft”

UAL-PA-03776-EXA    SA-21
737-*** Aircraft with *** Seats    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	Title	Price / each of the *** Configuration 737-*** Aircraft in ***$	*** Price / 737-*** Aircraft in ***$
***	***	***	***
	TOTALS:	***	***
	GRAND TOTAL	***	***

UAL-PA-03776-EXA    SA-21
737-*** Aircraft with *** Seats    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
UAL-PA-03776-LA-1207650R7
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters – 737 MAX Aircraft
References:    1)    Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and
2)    Letter Agreement UAL-PA-03776-1207638 entitled ***
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R6 dated November 30, 2021.
1.***.
1.1***. At the *** of each 737-*** Aircraft, Boeing ***.
***
1.5 *** Aircraft ***.
The parties agree to the following *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1; *** Boeing Model 737-*** aircraft specified in Table 1A, and (iii) the *** Boeing Model 737-*** aircraft specified in Table 1B at the effective date of this Letter Agreement and as may be subsequently ***. The *** aircraft comprise the *** Aircraft.
1.5.1 At the time of *** of each applicable *** Aircraft, Boeing ***.
***
1.5.2 Boeing and Customer will work together to periodically assess and agree to determine whether and how *** established in Attachment 1 *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.
1.6 737-***.
***
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1.7 *** 737 ***.
***

Aircraft Availability	*** Amount of *** 737 ***
***	$***
1.8 ***.
***
1.9 *** 737 ***.
***

Aircraft Type	*** Number	Description	***	***	***
***	***	***	$*** *	$*** *	***
* - in *** Dollars, ***
1.10 Special Provisions for Certain 737-***. Customer has requested assurances from Boeing on the timing of issuance of the amended type certification for the 737-*** aircraft from the FAA (737-*** ATC) to support availability of the “***” configuration for delivery of all of Customer’s 737-*** Aircraft and 737-*** aircraft in *** configuration. In response to Customer’s requests for assurances, Boeing has revised its expectations regarding the timing within which the 737-*** ATC for the 737-*** Aircraft will be received. As a result of the provision of Boeing guidance referred to in this Section 1.10, Customer and Boeing agree to ***.
1.10.1 At the time of delivery of each 737-*** Aircraft specified in Attachment 3 that will be purchased by Customer in lieu of any 737-*** Aircraft, Boeing will issue to Customer *** in the amounts specified in the table below (*** 737-***). The *** 737-*** may, at the election of Customer, be ***.

Column 1 Description of the *** 737-***	Column 2 Amount for each 737-***
***	U.S. $***
1.10.2 At the time of delivery of each 737-*** Aircraft specified in Attachment 3 that will be purchased by Customer in lieu of any 737-*** Aircraft, Boeing will issue to Customer *** in the amounts specified in the table below (*** 737-***). The *** 737-*** may, at the election of Customer, be ***.
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Column 1 Description of the *** 737-***	Column 2 Amount for each 737-***
***	U.S. $***
2.***.
Unless otherwise noted, the *** stated in Sections 1.1 through 1.10 (***) are in (a) *** dollars for the 737-*** Aircraft, the 737-*** Aircraft, the 737-*** Aircraft, and for each 737-*** and 737-*** Aircraft specified in Attachment 3; and (b) *** dollars for 737-*** Aircraft. The *** will be *** to the scheduled month of the respective Aircraft *** pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).
3.Reserved.
4. 737 Supplier Management.
It is Boeing’s 737 *** design intent to maintain as much commonality with the 737NG while also achieving the 737 *** performance requirements (including, but not limited to, ***, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 *** where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** 737 *** operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to ***. Boeing will utilize *** efforts to ensure that the terms of such *** agreements are ***.
5.Supplier Diversity.
Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.
6.Delivery ***.
Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.
7.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.
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8.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	December 15, 2023

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

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Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R7: ***
***
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BOEING / UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R7
***
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BOEING / UNITED AIRLINES PROPRIETARY

Attachment 3
Aircraft Eligible for Section 1.10 ***

Added by SA-21	Manufacturer Serial Number	***
1)	***	***

	Column (1)	Column (2)
***	******	******
***	***	***

Attachment 3 to UAL-PA-03776-LA-1207650R7    SA-21
Special Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

UAL-PA-03776-LA-2103288R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
References:    1)    Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft), including Letter Agreement No. UAL-PA-03776-LA-1208122R1 entitled “***” (***); and Letter Agreement No. UAL-PA-03776-LA-1207650R7 entitled “Special Matters – 737 MAX Aircraft” (Special Matters Letter Agreement)
2)    Aircraft General Terms Agreement dated as of July 12, 2012 between the parties, identified as UCH-AGTA (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-2103288 dated June 27, 2021
Definition of Terms:
    737 ATC: FAA amended type certification for the Boeing model 737-*** aircraft (737 ATC).
***
12.Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
13.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
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***    Page 1

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-2103288R1    SA-21
***    Page 2

ACCEPTED AND AGREED TO this

Date:	December 15, 2023

UNITED AIRLINES, INC.

By;	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

UAL-PA-03776-LA-2103288R1    SA-21
***    Page 3

Exhibit A: 737-*** Program Update
Form that the 737-*** Program Update will take is a periodic conference call:
Unless otherwise agreed by the parties, No less frequently than once per *** days, with presentation materials to be circulated after such call.
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***    Page 4